UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2007 (August 10, 2007)

MQ ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3480 Preston Ridge Road
Suite 600
Alpharetta, Georgia 30022
(Address of Principal Executive Office, including Zip Code)

(770) 300-0101
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

As previously disclosed on our Current report on Form 8-K as filed with the SEC on August 13, 2007, MQ Associates, Inc. (“MedQuest”) entered into a definitive merger agreement dated as of August 10, 2007 (the “Merger Agreement”) with Novant Health, Inc., pursuant to which Novant will acquire MedQuest.

Under the terms of the Merger Agreement, Novant will pay $45 million in cash at closing, and contingent consideration in an amount up to $35 million based on MedQuest’s adjusted EBITDA during the 2008 fiscal year. The Merger Agreement provides that closing is subject to certain healthcare and other regulatory approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, as well as other customary closing conditions.

In connection with the merger, MedQuest’s controlling stockholder, an affiliate of J.P. Morgan Partners, LLC, has entered into a Voting Agreement, pursuant to which it has agreed to vote all of its shares of voting stock in favor of the merger not later than September 14, 2007.

The transaction will result in a change of control under the terms of the indentures with respect to MedQuest’s 12¼% senior discount notes and MedQuest, Inc.’s 11⅞% senior subordinated notes.

A copy of the Merger Agreement is filed herewith as Exhibit 10.35.

ITEM 2.02                                       Results of Operations and Financial Condition.

On August 14, 2007, MedQuest issued a press release discussing its results for the second quarter 2007. In addition, MedQuest invited investors and all others to listen to a conference call discussing its results of operations and other related matters as disclosed in its previously filed Quarterly Report on Form 10-Q for the second quarter 2007. The conference call is scheduled for 3:00 p.m. EDT on Friday, August 17th, 2007 and can be accessed at (866) 761-0748 (domestic) or (617) 614-2706 (international).  Interested parties should call at least ten (10) minutes prior to the call to register and should use participant passcode #53540544.  The conference call will be broadcast live, and will be available for telephonic replay at (888) 286-8010 (domestic) or (617) 801-6888 (international) with participant passcode #17305136 through Friday, August 31, 2007.

A copy of the press release is attached as Exhibit 99.1 to this Current report on Form 8-K and is incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

Number	Description of Exhibit
10.35

Agreement and Plan of Merger by and among Novant Health, Inc., Stones Merger Corp., MQ Associates, Inc., and J.P. Morgan Partners (BHCA), L.P., solely for purposes of Sections 5.11 and 5.12 and Article X and in its capacity as the Stockholders’ Representative, dated as of August 10, 2007.

99.1	Press release dated August 14, 2007.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MedQuest’s future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MedQuest’s current expectations and are subject to a number of risks, uncertainties and assumptions.  MedQuest can give no assurance that such forward-looking statements will prove to be correct.  Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the previously announced inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MedQuest’s services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MedQuest’s ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional risk factors set forth under Item 1A. “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2006, as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: August 14, 2007
	By:	/s/ Todd E. Andrews
Name: Todd E. Andrews
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

10.35

Agreement and Plan of Merger by and among Novant Health, Inc., Stones Merger Corp., MQ Associates, Inc., and J.P. Morgan Partners (BHCA), L.P., solely for purposes of Sections 5.11 and 5.12 and Article X and in its capacity as the Stockholders’ Representative, dated as of August 10, 2007.

99.1	Press release dated August 14, 2007.